LAND USE RIGHTS (Schedule of Future Amortization Expense) (Details) - USD ($)	Dec. 31, 2020	Dec. 31, 2019
LAND USE RIGHTS
2021	$ 116,285
2022	116,285
2023	116,285
2024	116,285
2025	116,285
Thereafter	3,920,208
Land use rights, net	$ 4,501,633	$ 3,288,959